Not distributed, incorporate HHR additional comments;
blackline against bap4 and distribute Final version


     BOND PURCHASE AGREEMENT

     $30,000,000
     Luzerne County Industrial Development Authority
     Exempt Facilities Revenue Refunding Bonds,
     1994 Series A
     (Pennsylvania Gas and Water Company Project)


     November 1, 1994


Luzerne County Industrial Development
     Authority
Wilkes-Barre, Pennsylvania 18711
Attention: Executive Director

Pennsylvania Gas and Water Company
39 Public Square
Wilkes-Barre, Pennsylvania 18711
Attention: Chief Financial Officer


Gentlemen:

          Wheat First Butcher Singer, as representative (in such capacity, the "Representative"), on behalf of itself and Legg Mason Wood Walker, Incorporated (individually, an "Underwriter" and together, the "Underwriters"), offers to enter into this Bond Purchase Agreement (the "Purchase Agreement") relating to $30,000,0001 aggregate principal amount of Luzerne County Industrial Development Authority Exempt Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water Company Project) (the "Bonds") of the Luzerne County Industrial Development Authority (the "Issuer"). This offer is made subject to acceptance by the Issuer and the Company (as hereinafter defined) prior to 5:00 P.M., prevailing time in Philadelphia, Pennsylvania, on the date hereof, and upon such acceptance, as evidenced by the due execution hereof by the Issuer and the Company, this Purchase Agreement shall constitute a binding agreement among the Issuer, the Representative, the Underwriters and the Company in full force and effect according to the terms hereof.

          All capitalized terms used herein and not otherwise defined shall have the meanings specified in the Official Statement (defined below).

          The Bonds shall mature and shall be subject to mandatory and optional redemption and shall bear interest as set forth in Exhibit A hereto and shall otherwise be as described in the Official Statement hereinafter mentioned. The Bonds shall be eligible for deposit at The Depository Trust Company, New York, New York ("DTC") and for DTC's book-entry only system for clearance and settlement of municipal securities transactions.

          The Bonds shall be issued pursuant to a Bond
Resolution of the Authority adopted on October 17, 1994 (the
"Bond Resolution"). The Bonds shall be as described in, and shall be issued under and pursuant to, the Indenture.

          The Bonds are special limited obligations of the Issuer, payable solely from and secured by (i) the payments to be made by the Company under and pursuant to the Agreement and the 1994 First Mortgage Bonds, and (ii) amounts on deposit from time to time in the funds and accounts created pursuant to the Indenture. To evidence and secure its obligations under the Agreement, the Company will issue and deliver to the Issuer the Company's 1994 First Mortgage Bonds in the principal amount of $30,000,000 issued under and secured by the Indenture of Mortgage, as to be further supplemented by the Twenty-Ninth Supplemental Indenture to be dated as of November 1, 1994, providing for the issuance of the 1994 First Mortgage Bonds.

          Payment of the principal of and interest on the Bonds will be insured by a municipal bond insurance policy to be issued by AMBAC Indemnity Corporation ("AMBAC") on the Closing Date.

          Proceeds of the Bonds will be used to provide funds sufficient, together with other available moneys supplied by or on behalf of the Company, to reimburse Swiss Bank Corporation, New York Branch ("SBC") for drawings on a letter of credit (the "Letter of Credit") provided by SBC in connection with the issuance of the 1987 Bonds. Proceeds of the draws on the Letter of Credit will be used to enable the Issuer, at the direction of the Company, to refund (the "Refunding Program"), through redemption on December 1, 1994, the Issuer's 1987 Bonds. The estimated sources and uses of proceeds of the Bonds, together with other available moneys, is attached hereto as Exhibit B.

          The Issuer and the Company hereby consent to and confirm the prior use by the Underwriters of the Preliminary Official Statement dated October 19, 1994 (the "Preliminary Official Statement") in connection with the public offering of the Bonds by the Underwriters, and further confirm the authority of the Underwriters to use, and consent to the use of, a final Official Statement, which has been or will be approved by the Company, with respect to the Bonds, to be dated the date hereof, and any amendments or supplements thereto which shall be approved by the Company (as so amended and supplemented, the "Official Statement") in connection with the public offering, sale and distribution of the Bonds. The Issuer, with respect to information pertaining to the Issuer contained in the Preliminary Official Statement, and the Company, with respect to all information contained in the Preliminary Official Statement other than information pertaining to the Issuer, hereby represent and warrant that the Preliminary Official Statement previously furnished to the Underwriters has been "deemed final" by the Issuer and the Company as of its date for purposes of Rule 15c2-12 ("Rule 15c2-12") of the Securities and Exchange Commission (the "Commission") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except for the omission of such information as is permitted to be omitted in accordance with paragraph (b)(1) of Rule 15c2-12.

          The Issuer shall provide, or cause to be provided, to the Representative as soon as practicable after the Issuer's acceptance of this Purchase Agreement (but in no event later than seven business days after the Issuer's acceptance hereof, and in sufficient time to accompany any confirmation that requests payment from any customer) copies of the Official Statement, executed by the Issuer and the Company (and conformed copies thereof) in sufficient quantity to enable the Representative to comply with the rules of the Commission and the Municipal Securities Rulemaking Board.

          The Issuer and the Company hereby authorize the Representative and the Representative hereby agrees to file the Official Statement with at least one of the nationally recognized municipal securities information repositories designated by the Commission. The Issuer and the Company further authorize the Representative and the Representative hereby agrees to file the Official Statement with the Municipal Securities Rulemaking Board, or its designee.

          1.   Purchase, Sale and Closing.  The Issuer
hereby agrees to sell to the Underwriters, and the Underwriters, upon the basis of the representations, warranties, covenants and agreements of the Company and the Issuer contained herein, but subject to the conditions hereinafter set forth, jointly and severally agree to purchase from the Issuer, all (but not less than all) of the Bonds at an aggregate purchase price of $30,000,000, plus accrued interest on the Bonds from November 1, 1994, to the Closing Date (as hereinafter defined). Payment for the Bonds shall be made by wire transfer to the Trustee in Federal funds. The closing for the delivery of and payment for the Bonds shall take place at the offices of Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, at 9:00 am., local time in Philadelphia, Pennsylvania, on November 15, 1994, or at such other date, time or place as may be designated by the Representative, with the approval of the Company and the Issuer (the "Closing Date"). The Bonds will be delivered on the Closing Date to DTC in New York, New York, in definitive fully registered form without coupons, duly executed and authenticated, registered in the name of DTC's nominee, Cede & Co., and in the form of one Bond certificate in the principal amount of $30,000,000 maturing December 1, 2017. The Bonds will be made available to the Representative for inspection at a place suitable for such inspection in New York, New York at least 24 hours before the Closing Date.

          As sole compensation for the services of the Underwriters with respect to the Bonds the Company shall pay the Underwriters concurrently with closing of the sale of the Bonds a fee equal to $600,000.00 in connection with the purchase and sale of the Bonds hereunder.

          2. Authority of Representative; Public Offering of Bonds. The Representative hereby represents and warrants that it has been duly designated and authorized to execute this Agreement on behalf of itself and the other Underwriter and to act hereunder for and on behalf of itself and the other Underwriter. The Underwriters agree to make a bona fide public offering of the Bonds at not in excess of the initial public offering prices set forth in the Official Statement.

          3. Representations and Warranties of Issuer. In addition to the other representations and warranties made by the Issuer in this Agreement, the Issuer hereby represents and warrants to the Company and the Underwriters as follows:

               (a)  The Issuer is a body corporate and
politic constituting a public corporation and public instrumentality duly created and validly existing under the Pennsylvania Industrial and Commercial Development Authority Law of 1967, as amended (the "Act"), and has (or at the relevant time or times had) full power and authority (i) to adopt the Bond Resolution, (ii) to execute, deliver and perform its obligations under this Purchase Agreement, the Indenture, the Agreement and all other Issuer documents relating to the Refunding Program (the "Issuer Financing Documents"), (iii) to issue, sell, execute and deliver the Bonds to the Underwriters as provided in this Purchase Agreement, and (iv) to finance the Project Facilities and to undertake, carry out and consummate all other transactions contemplated by each of the aforesaid documents.

               (b)  The Issuer has duly authorized by all
requisite corporate action (i) the execution and delivery of, and the due performance of its obligations under, this Purchase Agreement and the other Issuer Financing Documents,
(ii) the taking of any and all actions as may be required on the part of the Issuer to carry out, give effect to and consummate the transactions contemplated by this Purchase Agreement and the other Issuer Financing Documents, and
(iii) the distribution of the Preliminary Official Statement and the execution and distribution of the Official Statement.

               (c)  The Bond Resolution has been duly
adopted by the Issuer and is in full force and effect. This Purchase Agreement has been duly authorized, executed and delivered by the Issuer. The Purchase Agreement is, and when executed and delivered by the parties thereto, the other Issuer Financing Documents will be, legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally and except to the extent that the enforceability thereof may be limited by the application of general principles of equity. At the Closing Date, each of the Issuer Financing Documents shall have been duly executed and delivered by the Issuer.

               (d)  The Bonds have been duly authorized by
the Issuer and, when issued, authenticated by the Trustee, and delivered and paid for by the Underwriters on the Closing Date in accordance with the terms of this Purchase
Agreement, will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, and entitled to the benefits and security of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting creditors' rights and by general principles of equity.

               (e) The adoption of the Bond Resolution, the execution and delivery by the Issuer of this Purchase Agreement, the Bonds and the other Issuer Financing Documents, and compliance with the provisions of the Bond Resolution and of this Purchase Agreement, the Bonds and the other Issuer Financing Documents, will not conflict with or constitute a breach of, or a default under, any indenture, commitment, agreement or other instrument to which the Issuer is a party or by which it or any of its property is bound, or any constitutional or statutory provision, rule, regulation, ordinance, judgment, order or decree to which the Issuer or any of its property is subject.

               (f)  There is no action, suit, proceeding,
inquiry or investigation before or by any court, arbitrator, grand jury, public board or body, in which the Issuer has been served or of which it has otherwise received official notice or which, to the best knowledge of the Issuer after due inquiry, is threatened against the Issuer (nor to the best knowledge of the Issuer is there any basis therefor),
(i) which in any way questions the powers of the Issuer referred to in subparagraph (a) of this Paragraph 3 or the validity of the proceedings taken by the Issuer in connection with the issuance and sale of the Bonds, or (ii) wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Purchase Agreement or by the Official Statement, or (iii) which in any way would adversely affect the legality, validity or enforceability of the Issuer's obligations with respect to the Bonds, the Bond Resolution, this Purchase Agreement or the other Issuer Financing Documents.

               (g) No approval, permit, consent,
authorization or order of any court or any governmental agency, authority or body not already obtained (other than any approvals that may be required under the Blue Sky or securities laws of any jurisdiction, as to which no representation is made) is required with respect to the Issuer in connection with the issuance and sale of the Bonds; the execution and delivery by the Issuer of, or the performance by the Issuer of its obligations under, this Purchase Agreement and the other Issuer Financing Documents; or the transactions on the part of the Issuer contemplated hereby and thereby.

               (h)  On and as of the date hereof and unless
an event of the nature described in Paragraph 5(c) hereof subsequently occurs, at all times during the period from the date hereof to and including the date which is 25 days following the End of the Underwriting Period (as defined and determined in accordance with Paragraph 11 hereof), the information in the Official Statement with respect to the Issuer and its affairs does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

               (i)  If the Official Statement is
supplemented or amended pursuant to Paragraph 5(c) hereof, at the time of each such supplement or amendment to the Official Statement and, unless the Official Statement is subsequently supplemented or amended pursuant to Paragraph 5(c) hereof, at all times during the period from the date of this Purchase Agreement to and including the date which is 25 days following the End of the Underwriting Period (as defined and determined in accordance with Paragraph 11 hereof), the information with respect to the Issuer and its affairs contained in the Official Statement, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.   Representations and Warranties of Company.
In addition to the other representations made by the Company in this Purchase Agreement, the Company hereby represents and warrants to the Issuer and the Underwriters as follows:

               (a)  The Company has been duly incorporated
and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its properties and conduct its business as its business is described in Appendix A to the Preliminary Official Statement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, financial (or other) condition, results of operations or prospects of the Company and its subsidiary considered as a whole.

               (b) The financial statements of the Company, together with related notes and schedules as set forth in the Preliminary Official Statement, present fairly in all material respects the financial position and the results of operations of the Company at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods presented except as noted in the accountant's reports thereon or the notes thereto, and all adjustments necessary for a fair presentation of the results for such periods have been made; and the selected financial information included in the Preliminary Official Statement presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein.

               (c)  Since the date as of which information
is given in the Preliminary Official Statement (except to the extent corrected or updated in the Official Statement), there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, financial (or other) condition, operations, management or prospects of the Company and its subsidiary taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company or its subsidiary, other than transactions in the ordinary course of business and changes and transactions contemplated by the Preliminary Official Statement. Neither the Company nor its subsidiary has any contingent obligations which are or are reasonably likely to be material to the Company and its subsidiary taken as whole and which are required to be disclosed and are not disclosed in the Preliminary Official Statement (except to the extent such omission has been corrected in the Official Statement).

               (d)  The Preliminary Official Statement and
the Official Statement (together with any amendments or supplements thereto), as of their respective dates did not, and the Official Statement (together with any amendments or supplements thereto) as of the Closing Date will not, contain (as used hereinafter, the term "contain" shall include information contained in documents incorporated by reference therein) any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except to the extent any untrue statement or omission contained in the Preliminary Official Statement was corrected in the Official Statement); provided, however, this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative expressly for use therein or as to information relating to the Issuer.

               (e)  The Company, PEI, and their respective
subsidiaries are not in violation of their respective Articles of Incorporation or By-Laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them or their properties may be bound, other than such violations or defaults that would not individually or in the aggregate have a material adverse effect on the business, financial (or other) condition, results of operations or prospects of the Company, PEI and their respective subsidiaries considered as a whole.

               (f)  On August 18, 1994, a securities
certificate was registered by the Pennsylvania Public
Utility Commission with respect to the issuance of the 1994
First Mortgage Bonds, and no other consent, approval, authorization, registration, or order of any court or governmental authority or agency was required to be made or obtained by the Company for the offer and sale of the 1994
First Mortgage Bonds and the Bonds, except for filings and applications pursuant to state securities or Blue Sky laws and regulations.

               (g)  The 1994 First Mortgage Bonds have been
duly and validly authorized and, when issued and delivered against payment therefor and in accordance with the Mortgage, will be duly and validly issued and conform, in all material respects, to the description of the 1994 First Mortgage Bonds contained in the Preliminary Official Statement and the Official Statement, and the 1994 First Mortgage Bonds will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); when the 1994 First Mortgage Bonds are issued in accordance with the provisions of the Mortgage, such 1994 First Mortgage Bonds will entitle the holders thereof to the rights and security specified in such Mortgage, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Mortgage conforms, in all material respects, to the description thereof in the Preliminary Official Statement and the Official Statement.


               (h)  Each of the Agreement, the Refunding
Agreement and the Twenty-Ninth Supplemental Indenture has been duly authorized by the Company and each of the Agreement and the Twenty-Ninth Supplemental Indenture conforms, in all material respects, to the description thereof contained in the Preliminary Official Statement and the Official Statement.

               (i)  The execution and delivery of this
Purchase Agreement did not, and the issuance and sale of the 1994 First Mortgage Bonds and the Bonds, the execution and delivery of the Agreement, the Refunding Agreement and the Twenty-Ninth Supplemental Indenture, and the compliance by the Company with all of the provisions of this Purchase Agreement, the Refunding Agreement, the Agreement and the Twenty-Ninth Supplemental Indenture (the "Company Financing Documents") and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach of, or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, PEI or any of their respective subsidiaries is a party, or by which any of them may be bound or to which any of their property or assets is subject (except for such conflicts, breaches, violations and defaults that would not have a material adverse effect on the financial condition or operations of the Company and its subsidiary taken as a whole and that would not affect the validity of the 1994 First Mortgage Bonds) nor will such action result in any violation of the provisions of the respective Articles of Incorporation or By-Laws of the Company, PEI or any of their respective subsidiaries or any law, administrative regulation or administrative or court decree.

               (j)  Except in each case for such exceptions
(including those described in the Official Statement) as would not, individually or in the aggregate, have a material adverse effect on the business, financial (or other) condition, results of operations or prospects of the Company and its subsidiary considered as a whole, (i) the Company and its subsidiary have such permits, licenses, franchises, water rights, certificates, approvals and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own their respective properties and to conduct their respective businesses in the manner now being conducted and as described in the Preliminary Official Statement, and (ii) the Company and its subsidiary have each fulfilled and performed all of their respective obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any such Permit.

               (k)  There is no action, suit or proceeding
before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or its subsidiary which, in the opinion of management of the Company after consultation with legal counsel handling such matters, is reasonably likely to (i) result in any material adverse change in the condition, financial or otherwise, earnings, affairs or business prospects of the Company and its subsidiary considered as a whole, except as set forth in, or incorporated by reference in, the Preliminary Official Statement or the Official Statement, or (ii) materially and adversely affect the offering of the 1994 First Mortgage Bonds and the Bonds.

               (l)  This Purchase Agreement has been duly
authorized, executed and delivered by the Company.

               (m)  PEI is a "holding company" within the
meaning of the Public Utility Holding Company Act of 1935 as amended ("PUHCA"), but is exempt, pursuant to Section 3(a) of PUHCA, from all the provisions of PUHCA (except Section 9(a)(2) thereof) and the rules and regulations thereunder. PEI has filed an annual exemption statement on Form U-3A-2 pursuant to Rule U-2 promulgated under PUHCA for each year of its existence as required to maintain its exempt status. The Commission has taken no action, nor threatened to take any action, to terminate PEI's exemption and the Company and PEI are not aware of any basis the Commission may have for taking any such action.

               (n)  The Company is not subject to the
Natural Gas Act, 15 U.S.C. subsection 717 et seq.; all of the conditions set forth in Section 1(c) of the Natural Gas Act, 15 U.S.C. subsection 717(c), for the non-application of the Natural Gas Act to the Company are satisfied.

               (o) Except as set forth in the Official
Statement, the Company and its subsidiary are in compliance with all applicable laws, ordinances, rules or regulations, and any order, judgment or decree to which each may be subject, except where the failure to comply would not have a material adverse effect on the business, financial (or other) condition, operations or prospects of the Company and its subsidiary taken as a whole.

               (p)  The Company and its subsidiary are in
compliance with all applicable environmental protection laws and all applicable orders, rules and regulations promulgated under such laws by governmental agencies having jurisdiction therein, except for such failures to be in compliance as would not, individually or in the aggregate, have a material adverse affect on the business, financial (or other) condition, results of operations or prospects of the Company and its subsidiary considered as a whole. Neither the Company nor its subsidiary have received any notice that they are responsible parties or potentially responsible parties or are subject to any evaluation under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.) or applicable state environmental laws, nor do any of them have knowledge of any liability to which they may be subject under such statutes, except where any such notice, claim, evaluation or liability is not reasonably likely to result in a material adverse effect on the business, financial (or other) condition, results of operations or prospects of the Company and its subsidiary taken as a whole. Except to the extent that such matters would not individually or in the aggregate have a material adverse effect on the business, financial (or other) condition, results of operations or prospects of the Company and its subsidiary considered as a whole, there are no past or present events, conditions, circumstances, activities, practices, incidents or actions of the Company or its subsidiary that, to the knowledge of the Company based on present legal and regulatory requirements: (i) interfere with or prevent compliance or continued compliance with applicable environmental laws or with applicable orders, rules, and regulations promulgated under such laws by government agencies having jurisdiction with respect thereto; or (ii) would be reasonably likely to give rise to any legal liability (whether statutory or at common law) or form the basis of any claim, action, suit, proceeding, notice of violation, investigation or demand (whether for money damages, remediation, clean up or performance of any evaluation, study or assessment or injunctive or equitable relief) based on or relating to the generation, handling, storage or release into the environment of any pollutant, contaminant, chemical or industrial, toxic or hazardous substance or waste.

               (q) The Company and its subsidiary have such title to, or other interest in, all real property and personal property owned by them as is necessary for the conduct of their respective businesses as currently being conducted or as contemplated to be conducted as described in the Preliminary Official Statement. The Company and its subsidiary occupy their respective leased properties under valid and binding leases.

          5. Covenants of Issuer and Company. The Issuer and the Company hereby covenant and agree with the Representative and the Underwriters as follows:

               (a)  To cooperate with the Representative in
endeavoring to qualify the Bonds for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Representative may reasonably request and in determining their eligibility for investment under the laws of such jurisdictions as the Representative may reasonably request, provided that the foregoing shall not require the Issuer or the Company to qualify to do business in any foreign jurisdiction or require the Issuer to submit to service of process in any jurisdiction;


               (b)  Not to take, or omit to take any action
which it is required to take which will adversely affect the exclusion of the interest on the Bonds from the gross income of the holders thereof for Federal income tax purposes;

               (c)  To promptly notify the Representative
if, during the period from the date hereof to and including the date which is 25 days following the End of the Underwriting Period (as defined and determined in accordance with Paragraph 11 hereof), any event shall occur which is reasonably likely to, or would cause the Official Statement, as then supplemented or amended, to contain any untrue statement of a material fact or to omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and if in the opinion of the Representative such event requires the preparation and distribution of a supplement or amendment to the Official Statement, to prepare and furnish to the Representative (i) such number of copies of the supplement or amendment to the Official Statement, in form and substance mutually agreed upon by the Issuer and the Company and approved by the Representative, as the Representative may reasonably request, and (ii) if such notification shall be given subsequent to the Closing Date, such additional legal opinions, certificates, instruments and other documents as the Representative may reasonably deem necessary to evidence the truth and accuracy of any such supplement or amendment to the Official Statement; and

               (d) In the case of the Company, concurrently with the Company's acceptance hereof, to deliver to the Representative a letter of Arthur Andersen LLP, independent certified public accountants, substantially in the form set forth in Exhibit C hereto.

          6.   Conditions Precedent.  The obligations of the
Underwriters hereunder are subject to the satisfaction, or waiver thereof by the Representative, of the following conditions:

               (a)  At the time of Closing: (1) this
Purchase Agreement, and the other Issuer Financing Documents and Company Financing Documents shall be in full force and effect, and this Purchase Agreement shall not have been amended, modified or supplemented prior to the Closing except as may have been agreed to by the Representative; (2) the Issuer and the Company shall have duly adopted, and there shall be in full force and effect, such additional resolutions or agreements as shall, in the opinion of Bond Counsel, be necessary in connection with the transactions contemplated hereby; (3) the representations and warranties of the Issuer in the Issuer Financing Documents and of the Company in the Company Financing Documents shall be true and accurate in all material respects; (4) the Issuer and the Company shall perform or shall have performed all obligations required under or specified in this Purchase Agreement to be performed at or prior to the Closing; and
(5) the proceeds of the sale of the Bonds shall be applied as described in the Official Statement.

               (b)  The Representative may terminate this
Purchase Agreement by notification from the Representative to the Issuer and the Company if at any time prior to the
Closing: (1) legislation shall be enacted by the Congress of the United States or adopted by either House thereof or a decision by a Court of the United States or the United States Tax Court shall be rendered, or a ruling, regulation or official release or statement by or on behalf of the Treasury Department of the United States, the Internal Revenue Service or other governmental agency shall be made with respect to Federal taxation upon revenues or other income of the general character expected to be derived by the Issuer or upon interest received on bonds of the general character of the Bonds which would have the effect of changing, directly or indirectly, the Federal income tax consequences of interest on bonds of the general character of the Bonds in the hands of holders thereof, or which would materially affect the market price of the Bonds adversely; or (2) legislation shall be enacted or any action shall be taken by the Securities and Exchange Commission which, in the opinion of the counsel for the Representative, has the effect of requiring the contemplated distribution of the Bonds to be registered under the Securities Act of 1933, as amended, or the Indenture to be qualified under the Trust Indenture Act of 1939, as amended; or (3) there shall exist any event which either (A) makes untrue or incorrect in any material respect any statement or information contained in the Preliminary Official Statement or the Official Statement, or (B) is not reflected in the Preliminary Official Statement or the Official Statement but should be reflected therein in order to make the statements and information contained therein, in the light of the circumstances under which they are made, not misleading and the effect of such event materially adversely impacts the marketability of the Bonds; or (4) the United States shall be engaged in any conflict or hostilities which have resulted in a declaration of war, a national emergency or any other national calamity, or there shall have occurred any other conflict or outbreak of hostilities or an escalation of any existing conflict or hostilities, the effect of such outbreak or escalation on the financial markets of the United States being such as, in the reasonable belief of the Representative, materially and adversely affects the ability of the Representative to market or sell the Bonds; or (5) there shall be in force a general suspension of trading on the New York Stock Exchange or minimum or maximum prices for trading shall have been fixed and be in force, or maximum ranges for prices for securities shall have been required and be in force on the New York Stock Exchange, whether by virtue of a determination by the New York Stock Exchange or by order of the Securities and Exchange Commission or any other governmental authority having jurisdiction; or (6) a general banking moratorium shall have been declared by Federal, New York or Pennsylvania authorities having jurisdiction and be in force; or (7) a stop order, ruling, regulation or official statement by the Securities and Exchange Commission shall be issued or made to the effect that the issuance, offering or sale of the Bonds, or obligations of the general character of the Bonds as contemplated hereby, is in violation of any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the Trust Indenture Act of 1939, as amended; or (8) a supplement or amendment shall have been made to the Official Statement subsequent to the date hereof which, in the reasonable judgment of the Representative, materially adversely affects the marketability of the Bonds or market prices thereof.

               (c) At the Closing, the Representative shall receive the following documents:

               1.   Executed counterparts of the Company
Financing Documents and the Issuer Financing Documents;

               2.   A Certified copy of the Bond Resolution;

               3.   The approving opinion of Ballard Spahr
Andrews & Ingersoll, Bond Counsel, as to the Bonds, addressed to the Issuer and the Representative in the form attached as Exhibit D to the Official Statement with such changes as are satisfactory to the Representative;

               4.   A supplemental opinion or opinions of
Bond Counsel addressed to the Company and the Representative, in form satisfactory to the Representative, to the effect that: (A) the Bonds are exempt securities within the meaning of Section 3(a)(2) of the Securities Act of 1933, and it is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended, (B) each of the Indenture and the Agreement has been duly authorized, executed, and delivered and constitutes the valid and binding obligation of the Issuer, and is enforceable in accordance with its terms, subject to limitations on creditors' rights generally, (C) the Purchase Agreement has been duly authorized, executed, and delivered by the Issuer and constitutes the legal, valid, and binding obligation of the Issuer, enforceable in accordance with its terms, (D) the descriptions, statements and summaries of provisions of the Bonds, the Bond Resolution, the Indenture, and the Agreement contained in the Official Statement under the headings "INTRODUCTORY STATEMENT", "THE 1994 BONDS", "SECURITY FOR THE 1994 BONDS", and "APPENDIX C -Summary of Certain Provisions of the Indenture, the Agreement, The 1994 First Mortgage Bonds and the Mortgage" fairly summarize the provisions of the documents or matters of law intended to be summarized therein as of the date of the Official Statement, and the descriptions and summaries contained on the cover page and under the heading "TAX EXEMPTION" accurately reflect the opinion of such counsel with respect to the matters stated therein relating to Pennsylvania and Federal tax law as applicable to the Bonds, and (E) all conditions precedent to the defeasance of the 1987 Bonds have been satisfied;

               5.   Certificates dated the date of Closing,
signed by the Chairman or Vice Chairman of the Issuer and by an authorized officer of the Company, sufficient in form and substance to show to the satisfaction of Bond Counsel and the Representative that the Bonds will not be arbitrage bonds under Section 148 of the Code and the regulations thereunder;

               6. A certificate, dated the day of Closing, in form and substance satisfactory to Bond Counsel and the Representative, signed by the chief financial officer of the Company in which such officer states that (A) the representations and warranties of the Company in this Purchase Agreement are true and correct in all material respects as of the date of Closing; (B) the Preliminary Official Statement and the Official Statement, as of their respective dates, insofar as they relate to the Company do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and
(C) no event affecting the Company occurred since the date of the Purchase Agreement which is required to be disclosed in the Official Statement in order to make the statements and information therein not misleading in any material respect;

               7. A certificate or certificates, dated the date of Closing, signed by the Chairman, Vice Chairman, or Secretary of the Issuer and in form and substance satisfactory to Bond Counsel and the Representative in which such official, to the best of his knowledge, states that:
(A) the representations of the Issuer herein contained are true and correct as of the date of the Closing, and the Official Statement insofar as it contains information with respect to the Issuer, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; (B) no litigation is pending or, to the knowledge of the Issuer after consultation with its counsel, threatened (i) to restrain or enjoin the issuance or delivery of the Bonds, the application of the proceeds thereof, or the payment, collection or application of revenues pursuant to the Indenture and the Agreement,
(ii) in any way contesting or affecting any authority for, or the validity of the Bonds, the Indenture, the Agreement, this Purchase Agreement, the application of the proceeds of the Bonds or the payment, collection or application of revenues, pursuant to the Indenture and the Agreement, or
(iii) in any way contesting the right and power of the Issuer to act as described in the Bond Resolution and the Indenture or the Agreement; and (C) to the knowledge of the Issuer, no event affecting the Issuer has occurred since the date of the Official Statement which should be disclosed in the Official Statement for the purposes for which it is to be used, or which it is necessary to disclose therein in order to make the statements and information therein with respect to the Issuer not misleading in any material respect;

               8.   An opinion of LeBoeuf, Lamb, Greene &
MacRae, special counsel for the Company, addressed to the Trustee, the Issuer and the Representative, dated the date of Closing, substantially in the form of Exhibit D hereto;

               9.   An opinion and supplemental letter of
Hughes Hubbard & Reed, counsel for the Company, addressed to the Trustee, the Issuer and the Representative, dated the date of Closing, substantially in the form of Exhibit E hereto;

               10.  An opinion of Hourigan, Kluger, Spohrer
& Quinn, Solicitors for the Issuer, addressed to the Representative, the Company, and Bond Counsel, dated the date of Closing, to the effect that: (A) the Issuer has been duly incorporated and is validly existing as an instrumentality of the Commonwealth of Pennsylvania, is in good standing under the laws of the Commonwealth of Pennsylvania and has the full power and authority to enter into the Indenture and the Agreement and to issue and sell the Bonds; (B) the Purchase Agreement, the Indenture, and the Agreement have been duly and validly authorized, executed and delivered by the Issuer and are valid and binding obligations of the Issuer enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, or other laws or equitable principles affecting creditors' rights generally; (C) the Bonds have been duly and validly authorized, executed, issued and delivered by the Issuer and constitute the legal, valid and binding limited obligations of the Issuer, enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency or other laws or equitable principles affecting creditors' rights generally; (D) to the knowledge of such counsel, there is no action, suit, proceeding or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against or affecting the Issuer, or which the Issuer is or may be a part or of which property of the Issuer is or may be the subject, wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by the Official Statement or the validity of the Bonds, the Indenture, the Agreement, or the Purchase Agreement, or which is required to be set forth in the Official Statement; (E) the execution and delivery of, the consummation of the trans- actions contemplated by, and the fulfillment and compliance with the terms of, the Bonds, the Indenture, the Agreement, and the Purchase Agreement, do not and will not conflict with or constitute on the part of the Issuer a breach of or default under any indenture, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is or may be bound of which we have knowledge after due inquiry, or any existing law, regulation, administrative or court order or decree to which the Issuer is a party or by which it is or may be subject; (F) the Official Statement has been duly authorized, approved, signed and delivered by the Issuer; (G) the Bond Resolution was duly adopted by the affirmative vote of a majority of the entire Board of the Issuer at a public meeting duly called and held in accordance with all applicable laws and the By-Laws of the Issuer and has not been amended, modified or rescinded and remains in full force and effect as of this date; (H) based upon their participation in the preparation of the Preliminary Official Statement and the Official Statement, including conferences and telephone conferences, the information in the Preliminary Official Statement and the Official Statement insofar as it pertains to the Issuer is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (I) such other matters as the Representative may reasonably request prior to the Closing;

               11.  A letter from Arthur Andersen LLP
addressed to the Representative and dated the date of Closing reaffirming the matters set forth in Exhibit C hereto, but with the procedures described being carried out as of a date not more than five business days prior to the date of Closing, and references to the Preliminary Official
Statement shall be updated to also include the Official
Statement;

               12.  Evidence that the ratings on the Bonds
of "AAA" by Standard and Poor's Corporation, "Aaa" by
Moody's Investors Service and "AAA" of Fitch Investors
Service, Inc. have not been reduced;

               13.  Pennsylvania Public Utility Commission
Securities Certificate and Order for the 1994 First Mortgage
Bonds;

               14.  Department of Commerce Notification;


               15.  An Information Return for Tax-Exempt
Private Activity Bond Issues (IRS Form 8038), in a form satisfactory to Bond Counsel for filing, executed by the Issuer;

               16.  Written calculations demonstrating that
the money deposited under the Refunding Agreement on the Closing Date is sufficient to redeem the 1987 Bonds on December 1, 1994;

               17.  A certified copy of the municipal bond
insurance policy of AMBAC in standard form and substance,
insuring the timely payment of principal of and interest on
the Bonds accompanied by:

               (i)  a certificate signed by an authorized
officer of AMBAC, or an opinion of counsel to AMBAC, to the effect that the information relating to AMBAC appearing under the caption "Municipal Bond Insurance" in the Official Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and

               (ii) an opinion of counsel to AMBAC to the effect that: (A) AMBAC is duly organized and validly existing under the laws of its state of incorporation and is qualified to do business in the Commonwealth of Pennsylvania and (B) the policy has been duly and validly issued by AMBAC and constitutes the legal, valid and binding obligation of AMBAC enforceable in accordance with its terms except as limited by bankruptcy, insolvency, moratorium and other similar laws or equitable principles affecting creditors' rights generally;

               18.  A fully executed counterpart of the
Letter of Representations from the Issuer and the Trustee to DTC with respect to the Bonds, in form and substance satisfactory to the Representative and its counsel, which Letter of Representations shall have been duly accepted by DTC as evidenced by its execution thereof;

               19.  Evidence of the due filing in all
requisite filing offices of:

        (i)    The Mortgage

        (ii)   Financing Statements on Form UCC-l naming the
Issuer as debtor and the Trustee as secured party relative to the security interests created under the Indenture with respect to the Bonds; and

        (iii)  Financing Statements on Form UCC-1 naming the
Company as debtor and the Mortgage Trustee as secured party, relative to the security interests created under the Twenty-
Ninth Supplemental Indenture;

               20.  Such additional certificates or
documents as the Representative or its counsel or Bond
Counsel may reasonably request to evidence the authority of the Trustee to act under the Indenture and the Refunding
Agreement; and

               21.  Such additional opinions, certificates,
or documentation as the Representative or Bond Counsel may reasonably request.

          7. Expenses. All costs and expenses incident to the authorization, preparation, issuance, sale and delivery of the Bonds including, without limitation, costs of the preparation, printing, distribution, execution, delivery and recording or filing, as the case may be, of the Preliminary Official Statement and the Official Statement, together with any amendments and supplements thereto, and the Indenture, the Bonds, this Purchase Agreement, the Agreement and all other documents, the fees and disbursements of Bond Counsel, counsel to the Company, counsel to the Trustee, counsel to the Issuer and firms of accountants and other consultants and advisors retained by the Issuer or the Company in connection with this transaction, all rating agency fees, the premium for the bond insurance policy issued by AMBAC, and all fees and expenses of the Trustee, shall be the obligation of the Company or shall be paid from the proceeds of the issuance and sale of the Bonds or otherwise. The Underwriters shall pay the cost of qualifying the Bonds for sale under the Blue Sky or securities laws of any jurisdictions and all advertising costs and other expenses and all costs and expenses of its counsel in connection with the public offering of the Bonds and the transactions contemplated thereby.

          8.   Indemnification and Contribution.

               (a)  The Company will indemnify and hold
harmless the Issuer and its members, officers and employees and each Underwriter and each person, if any, who controls (within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act") or Section 20 of the Exchange
Act) any Underwriter, from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Official Statement or the Official Statement or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company agrees to reimburse such indemnified person for any legal or other expenses reasonably incurred by such indemnified person in connection with investigating, preparing or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damages or liability referred to in this sentence (x) arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission based upon information pertaining to the Issuer, (y) arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission made in the Preliminary Official Statement or the Official Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter expressly for use in the Preliminary Official Statement, the Official Statement or any amendment or supplement thereto, or (z) arises out of or is based upon the fact that such Underwriter sold Bonds to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Official Statement (excluding documents incorporated by reference), or of the Official Statement as then amended or supplemented (excluding documents incorporated by reference), in any case where such delivery is required by the Municipal Securities Rulemaking Board or by Rule 15c2-12 if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage, liability or expense of such Underwriter results from an untrue statement contained in or the omission of a material fact from the Preliminary Official Statement which was corrected in the Official Statement (or the Official Statement as amended or supplemented). This indemnity agreement will be in addition to any liability or obligation which the Company may otherwise have to the persons referred to above in this Paragraph 8(a).

               (b) Each Underwriter will indemnify and hold harmless (i) the Issuer and its members, officers and employees and (ii) the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, in each case from and against any and all losses, claims, damages or liabilities to which such indemnified person may be subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Official Statement or the Official Statement (as amended or supplemented if the Company or the Issuer shall have furnished any amendments or supplements thereto), or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or omission or alleged untrue statement or omission was made in the Preliminary Official Statement, the Official Statement or any amendment or supplement thereto in reliance upon or in conformity with written information furnished to the indemnified person by or on behalf of such Underwriter expressly for use therein, and the Underwriters agree to reimburse such indemnified person for any legal or other expenses reasonably incurred by such indemnified person in connection with investigating, preparing to defend or defending any such action or claim.

               (c) Promptly after receipt by an indemnified person under subsection (a) or (b) above of notice of the assertion of any claim or the commencement of any action, such indemnified person or its affiliate that is a party to this Purchase Agreement shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the assertion or the commencement thereof; but the omission to so notify the indemnifying party (i) shall not relieve it from any liability which it may have to any indemnified person under such subsection unless and to the extent such failure prejudices the indemnifying party of substantial rights or defenses; and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified person other than the indemnification obligations under such subsection. In case any such action shall be brought against any indemnified person or its affiliate that is a party to this Purchase Agreement, such indemnified person shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified person in an action, the indemnified person shall have the right to employ separate counsel (including local counsel) and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if and only if (i) the use of counsel chosen by the indemnifying party to represent the indemnified person would present such counsel with a conflict of interest, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified person to represent the indemnified person within a reasonable time after notice of the institution of such action, or (iii) the indemnifying party shall authorize the indemnified person to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys together with appropriate local counsel at any time from all indemnified persons not having actual differing interests with any other indemnified person. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, suit or proceeding.

               (d) If for any reason whatsoever (other than because and to the extent that any of the following are applicable: (A) the exception to Paragraph 8(a) provided in the first sentence of Paragraph 8(a) above, or (B) the specific reasons set forth in the first sentence of Paragraph 8(c) above pursuant to which an indemnified person would not be entitled to indemnification pursuant to Paragraph 8(a) above), the indemnification provided for in Paragraph 8(a) or (b) above is unavailable to an indemnified person referred to therein in respect of any losses, claims, damages, liabilities, judgments or other expenses covered by Paragraph 8(a) or (b), then each indemnifying party, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities, judgments and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the actions, statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the maximum total proceeds to be received, or the actual proceeds received, by the Company from the sale of the Bonds (before deducting expenses), whether or not consummated, bear to the total fee received by the Underwriters pursuant to the last paragraph of section 1 of this Purchase Agreement (the "Underwriting Fee"). The relative fault of the Company on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (e)  The Company and the Underwriters agree
that it would not be just and equitable if contribution pursuant to paragraph 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified person as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitation set forth above, any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Paragraph 8(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which one-half of the Underwriting Fee exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Paragraph 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Paragraph 8(d) are several on a co-equal (i.e., 50-50) basis.

          9.   Survival of Representations, Warranties and
Agreements.   All representations, warranties and agreements
of the Issuer and the Company, and all agreements of the Underwriters, set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters (b) delivery of and payment for the Bonds, and (c) any termination of this Agreement.

          10.  Information Furnished By Underwriters.

               The Company acknowledges that the following information constitutes the only written information furnished by or on behalf of any Underwriter expressly for inclusion in the Preliminary Official Statement or the Official Statement (or any supplement thereto): (i) the statements set forth in capital letters on the inside front cover regarding stabilization, and (ii) the paragraph of text on page 13 under the caption "Underwriting."

          11.  Determination of End of Underwriting Period.

               (a) For purposes of this Agreement, the "End of the Underwriting Period" shall mean the earlier of (i) the Closing Date, unless the Issuer and the Company have each been notified to the contrary by the Representative on or prior to the Closing Date, or (ii) the date on which the "end of the underwriting period" for the Bonds has occurred under Rule 15c2-12; provided, however, that the Issuer and the Company shall be entitled to treat as the End of the Underwriting Period the date specified in the notification of the Representative required under subparagraph (c) of this Paragraph 11.

               (b)  The Representative shall provide to the
Issuer and the Company, upon request, such information as may be reasonably required by the Issuer or the Company in order to determine whether the "end of the underwriting period" for the Bonds has occurred under Rule 15c2-12 with respect to the unsold balance of Bonds that are held by any Underwriter for sale to the public within the meaning of Rule 15c2-12.

               (c) As soon as practicable following receipt thereof, the Representative shall deliver the Official Statement, and any supplement or amendment thereto, to a nationally recognized municipal securities information repository approved by the Commission.

          12. Section Headings; Execution in Counterparts. Section headings in this Agreement are inserted for convenience of reference only and shall not be considered a part of, or used in the interpretation of any provisions of, this Agreement. This Agreement may be executed and accepted in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute or accept this Agreement by signing any such counterpart.

          13.  Notice and Other Actions.  All notices,
requests, demands and formal actions hereunder shall be in writing and mailed by registered or certified mail, postage prepaid, or delivered personally or by any recognized overnight delivery service with charges prepaid, to the following address:

          The Issuer:
               Luzerne County Industrial Development
Authority
               54 West Union Street
               Wilkes-Barre, PA 18701
               Attention:  Secretary

          with a copy to:

               Hourigan, Kluger, Spohrer & Quinn, P.C.
               700 Mellon Bank Center
               8 West Market Street
               Wilkes-Barre, PA 18701-1861

          The Representative:

               Wheat First Butcher Singer
               600 Linden Street
               Scranton, PA 18503
               Attention:  Kevin Finley

          The Company:

               Pennsylvania Gas and Water Company
               Wilkes-Barre Center
               39 Public Square
               Wilkes-Barre, PA 18711-1601
               Attention:  Secretary

          14. Parties In Interest. This Agreement is made solely for the benefit of the Underwriters, the Company, the Issuer and their respective successors and assigns, and no other person or entity shall acquire or have any rights under or by virtue of this Agreement. The terms "successors" and "assigns" shall not include any purchaser of Bonds from or through any Underwriter merely because of such purchase.

          15.  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          16.  Severability.  The provisions of this
Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdictions such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

          17. Time of the Essence. Time shall be of the essence in this Agreement.

          18.  Limitation of Issuer's Liability.
Notwithstanding anything to the contrary herein or in the Bonds, the liability of the Issuer under this Purchase Agreement or any other instrument, certificate or agreement executed in connection with the issuance of the Bonds shall be and hereby is limited for all purposes to the Issuer's interest in the 1994 First Mortgage Bonds and the Agreement. In taking any action under this Purchase Agreement or any other instrument, certificate or agreement executed in connection with the issuance of the Bonds, the Issuer shall be entitled to rely upon written directions of the Company and counsel of nationally recognized standing in matters pertaining to bonds issued by states and their political subdivisions and shall be entitled to payment from the Company of all reasonable costs, fees and expenses incurred or imposed by the Issuer in connection with the Bonds.

                              Very truly yours,

                              WHEAT FIRST BUTCHER SINGER



                              By:
_

                              Title:


ACCEPTED AND AGREED as of the
date first above written:



LUZERNE COUNTY INDUSTRIAL
  DEVELOPMENT AUTHORITY


By:                               _
     Authorized Officer


PENNSYLVANIA GAS AND WATER COMPANY


By:                               _
     Vice President, Finance



     EXHIBIT A


     DESCRIPTION OF CERTAIN PROVISIONS OF BONDS



Maturity Date:           December 1, 2017

Interest Rate:           7.00%

Redemption Provisions:   The Bonds are subject to redemption
as follows:

     Optional Redemption.  The Bonds are subject to
redemption prior to maturity, at the option of the Issuer,
upon direction of the Company, on any date on or after
December 1, 2004, in whole, or in part by lot, upon payment
of the applicable redemption price shown below (such price
being expressed as a percentage of the principal amount of
Bonds to be redeemed), plus interest accrued to the date
fixed for redemption.
[CAPTION]
     Redemption Period                           Redemption Price
     (both dates inclusive)
     [S]                                               [C]
     December 1, 2004 through November 30, 2005        102%
     December 1, 2005 through November 30, 2006        101%
     December 1, 2006 and thereafter                   100%

     Extraordinary Optional Redemption. The Bonds are subject to redemption at any time prior to maturity at the option of the Authority, upon the direction of the Company, in whole, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued to the date fixed for redemption, if any of the following events shall have occurred:

     (i) the damage or destruction of all or substantially all of the Project Facilities to such extent that, in the reasonable opinion of the Company, the repair and restoration thereof would not be economical; or

     (ii) the condemnation of all or substantially all of the Project Facilities or the taking by condemnation of any part, use or control of the Project Facilities so as to render them unsatisfactory to the Company for their intended use; or

     (iii) in the Company's reasonable opinion, (1) unreasonable burdens or excess liabilities shall have been imposed upon the Company with respect to the Project
Facilities or the operation thereof, including, but without being limited to, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of the Agreement other than ad valorem taxes presently levied upon privately owned property used for the same general purpose as the Project Facilities, or (2) the continued operation of the Project Facilities is impractical, uneconomical or undesirable for any reason; or

     (iv) as a result of any change in the Constitution of Pennsylvania or the Constitution of the United States of America, or by legislative or administrative body (whether state or federal), or by a final decree, a judgment or order of any court or administrative body (whether state or federal), after any contest thereof by the Company in good faith, the Indenture, the Agreement or the Bonds shall become void or unenforceable or impossible of performance in accordance with the intent and purposes of the Issuer and the Company as expressed in the Agreement.

     Any such redemption shall be on any date within 180 days following the occurrence of one of the events listed above.

     Special Mandatory Redemption. The Bonds are subject to mandatory redemption in whole at any time at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, within 180 days after the occurrence of any "final determination" that, as a result of a failure by the Company to observe any covenant, agreement or representation in the Agreement, the interest payable on the Bonds or any of them is includable for federal income tax purposes in the gross income of any owner of a Bond, other than an owner who is a "substantial user" of the Project Facilities or a "related person" as provided in Section 147(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As used in the preceding sentence, a "final determination" shall be deemed to have occurred upon the issuance to that effect of a published or private ruling or technical advice by the Internal Revenue Service or a judicial decision in a proceeding by any court of competent jurisdiction in the United States (from which ruling, advice or decision no further right of appeal exists), in all cases in which the Company has participated or been a party or has been given an opportunity to participate and has failed to do so; provided, however, that if the final determination of taxability shall include the determination that the interest on an amount less than all of the Bonds outstanding is includable in the gross income of the owners thereof, and the loss of tax exemption can be cured by a partial redemption of the Bonds, then only such amount of the Bonds shall be redeemed (at the redemption price set forth above, together with accrued interest to the date fixed for redemption); and provided further, however, that no decree or judgment by any court or action by the Internal Revenue Service shall be considered a final determination unless (i) the Issuer has given the Company and the Trustee prompt written notice of the commencement of such action or judicial proceeding which resulted in such decree or judgment, and (ii) the Issuer offers the Company, at the Company's expense, the opportunity to control the defense thereof.

Notwithstanding the foregoing, if the lien of the Indenture is discharged prior to the occurrence of a final determination, the Bonds will not be redeemed as described above.




     EXHIBIT B


     STATEMENT OF ESTIMATED SOURCES AND USES



     As set forth in the Official Statement



     EXHIBIT C


     LETTER FROM ARTHUR ANDERSEN LLP


     Pursuant to Paragraph 5(d) of the Purchase Agreement,
Arthur Andersen LLP shall furnish a letter to the Underwriters to the effect that:

          (i)  They are independent certified public
accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act of 1933, as amended, and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Preliminary Official Statement or the Official Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder;

          (iii) The unaudited selected financial information with respect to the results of operations and financial position of the Company for the five most recent fiscal years included in the Preliminary Official Statement and the Official Statement agrees with the corresponding amounts in the audited financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest interim financial statements of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Official Statement and the Official Statement, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

              (A)   the unaudited condensed statements of
income, balance sheets and statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Preliminary Official Statement and the Official Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934, as amended, as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited statements of income, balance sheets and statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

              (B)   any other unaudited income statement
data and balance sheet items included in the Preliminary
Official Statement and the Official Statement do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included or incorporated by reference in the Company's
Annual Report on Form 10-K for the most recent fiscal year;

              (C) the unaudited financial statements which were not included in the Preliminary Official Statement and the Official Statement but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Preliminary Official Statement and the Official Statement and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

              (D)   any unaudited pro forma condensed
financial statements included or incorporated by reference in the Preliminary Official Statement and the Official Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act of 1933, as amended, and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

              (E)   as of a specified date not more than
five days prior to the date of such letter, there have been any changes in the capital stock or any increase in the long-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the last balance sheet included or incorporated by reference in the Preliminary Official Statement and the Official Statement, except in each case for changes, increases or decreases which the Preliminary Official Statement and the Official Statement disclose have occurred or may occur or which are described in such letter; and

              (F)   for the period from the date of latest
financial statements included or incorporated by reference in the Preliminary Official Statement and the Official Statement to the specified date referred to in clause (E) there were any decreases in total operating revenues or the total or per share amounts of net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Preliminary Official Statement and the Official statement disclose have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Preliminary Official Statement and the Official Statement and the limited procedures, reading of minute books, inquiries and other procedures referred to in paragraphs
(iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Preliminary Official Statement and the Official Statement (excluding documents incorporated by reference) and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.



     EXHIBIT D


     FORM OF OPINION OF LE BOEUF, LAMB, GREENE & MAC RAE


                                   [Date of Closing]



Ladies and Gentlemen:

     We have acted as special counsel to Pennsylvania Gas and Water Company, a Pennsylvania corporation (the "Company"), in connection with the issuance and sale by the Luzerne County Industrial Development Authority (the "Authority") of $30,000,000 aggregate principal amount of its Exempt Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water Company Project) (the "Bonds"). The Bonds are being sold to the underwriters (the "Underwriters") named in the Bond Purchase Agreement dated November 1, 1994 (the "Bond Purchase Agreement") among the Company, the Authority and the Underwriters.

     This opinion is being furnished to you in accordance with Paragraph 6(c)(8) of the Bond Purchase Agreement. Capitalized terms not otherwise defined herein shall have the corresponding meanings given them (i) first, in order of priority, in the Bond Purchase Agreement and, if not defined therein, (ii) in the Official Statement dated November 1, 1994, relating to the Bonds (the "Official Statement").

     In such capacity, we have participated in the preparation of portions of (i) the Preliminary Official
Statement dated October 19, 1994 (the "Preliminary Official
Statement") relating to the Bonds, and (ii) the Official
Statement. We have also represented the Company before the Pennsylvania Public Utility Commission ("PPUC"), the
Pennsylvania Department of Environmental Resources ("DER") and in other regulatory matters. PPUC, DER and the United
States Environmental Protection Agency are collectively referred to as the "Regulatory Authorities".

     In rendering the opinions set forth below, we also have examined such certificates of public officials, corporate records and documents and other instruments, and have made such other investigations, as we have deemed necessary in connection with the opinions hereinafter set forth. As to certain issues of fact material to such opinions, we have relied upon certificates of officers of the Company and upon the representations of the Company contained in the Bond Purchase Agreement.


     We have assumed that the documents we have reviewed in connection with this opinion which purport to have been executed by parties other than the Company or Pennsylvania
Enterprises, Inc., a Pennsylvania corporation, which is the Company's parent ("PEI"), or the directors and officers of the Company or PEI have been duly executed by such parties and that such parties had all requisite power to enter into and perform all obligations thereunder, that execution and delivery thereof have been duly authorized by all requisite action and that the subject instruments are valid and binding upon said parties.

     We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures thereon, and the legal capacity of natural persons executing such documents and the conformity to originals of all documents submitted to us as copies and the authenticity of such originals.

     Based upon the foregoing, and subject to the limitations contained herein, we are of the opinion that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Official Statement and the Official Statement, to issue the 1994 First Mortgage Bonds, to execute and deliver the Bond Purchase Agreement, the Agreement, the Refunding Agreement, the Twenty-Ninth Supplemental Mortgage Indenture and all other documents being executed and delivered by it at the Closing and to perform its obligations thereunder.

          (ii) The Bond Purchase Agreement, the Agreement, the Refunding Agreement and the Twenty-Ninth Supplemental Mortgage Indenture have been duly authorized, executed and delivered by the Company and are valid, legally binding and enforceable instruments in accordance with their terms, except (a) as rights of indemnity or contribution are limited by public policy or by law, (b) as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, and (c) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (iii) The 1994 First Mortgage Bonds have been duly authorized, issued and executed by the Company and are the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, and are entitled to the benefits and security of the Mortgage in accordance with its terms and are secured thereby equally and ratably with all first mortgage bonds of the Company outstanding under the Mortgage, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (iv) The Company has filed with the PPUC, pursuant to the provisions of Chapter 19 of the Pennsylvania Public Utility Code, a securities certificate relating to the issuance and sale of the 1994 First Mortgage Bonds, and such securities certificate has been registered by Order of the PPUC dated August 18, 1994, which Order is in effect as of the date of this opinion and is not subject to any appeal or modification which could affect the validity or terms of the 1994 First Mortgage Bonds. To the extent required by applicable Pennsylvania law, all issued and outstanding equity and debt securities of the Company have been issued pursuant to valid security certificates registered by the PPUC.

          (v) Except for the Order of the PPUC referred to in paragraph (iv) above, no approval by any other governmental authorities, federal, state or otherwise, is required in connection with the issue and sale of the 1994
First Mortgage Bonds and the execution and delivery of the Agreement, the Bond Purchase Agreement, the Refunding
Agreement and the Twenty-Ninth Supplemental Mortgage
Indenture, except as may be required under state or foreign securities or Blue Sky laws and regulations, as to which no opinion is being rendered.

          (vi) The Company possesses, with minor exceptions or qualifications, such valid franchises, water rights, licenses or permits, free from unduly burdensome restrictions and of indeterminate duration, as are usual for the adequate conduct of the business of the Company in the Commonwealth of Pennsylvania.

          (vii) The Twenty-Ninth Supplemental Mortgage
Indenture and a UCC-l financing statement in respect thereof have been filed for recordation in such manner (including, with respect to the financing statement, the notation on such financing statement that the debtor is a transmitting utility) and in such places as is required by law in order to establish, preserve and protect the lien of the Mortgage on all real estate and fixed property of the Company (excluding easements and other similar rights) described in the Mortgage as subject to the lien thereof, except as described in paragraph (ix) below.

          (viii) Under existing law, no recording, registration, filing, re-recording, re-registration or re-filing of the Mortgage, any indenture supplemental thereto, any UCC-l financing statement or any other document is necessary to maintain the lien of the Mortgage upon any such property now subject to the lien thereof. However, as to real property acquired after September 30, 1994, the lien of the Mortgage will be an equitable lien rather than a legal lien in the absence of recordation of a supplemental indenture specifically conveying such property.

          (ix) The Mortgage, as security for the Company's obligations with respect to the 1994 First Mortgage Bonds, creates a valid first lien on all real estate and fixed property (excluding easements and other similar rights) specifically described therein as subject to the lien thereof other than property released from the Mortgage in accordance with the terms thereof or parcels recently sold for which a release has not yet been obtained but which are not material, individually or in the aggregate, subject only to (a) permitted encumbrances as defined in the Mortgage,
(b) other liens permitted under the Mortgage, (c) liens, encumbrances and title defects not discoverable by a diligent search of the public land records and judgments indices, and (d) minor defects and encumbrances customarily found in the case of properties of like size and character and defects in rights-of-way and easements existing at the time of acquisition thereof by the Company, none of which impair the use of such properties by the Company. However, as to real property acquired after September 30, 1994, the lien of the Mortgage will be an equitable lien rather than a legal lien in the absence of recordation of a supplemental indenture specifically conveying such property.

          (x) Neither the Company nor PEI is in violation of any provision of their respective Articles of Incorporation or By-Laws or, to our knowledge after due inquiry, in violation of or default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them or their properties may be bound, which has been filed with or submitted to any Regulatory Authority or the Securities and Exchange Commission ("Filed Documents") (except for such defaults that would not have a material adverse effect on the financial condition or operations of the Company and its subsidiary taken as a whole and that would not affect the validity of the Bond Purchase Agreement, the Agreement, the Twenty-Ninth Supplemental Mortgage Indenture, the 1994 First Mortgage Bonds and the Refunding Agreement). Without limitation of the foregoing, to our knowledge after due inquiry, (a) no event has occurred which, with the giving of notice or lapse of time or both, would be an event of default under any Filed Documents governing indebtedness of the Company or PEI, and (b) the execution and delivery of the Bond Purchase Agreement, the Refunding Agreement, the Twenty-Ninth Supplemental Mortgage Indenture and the Agreement did not, and the issuance of the Bonds and the 1994 First Mortgage Bonds, the compliance by the Company with all of the terms and provisions of the Bond Purchase Agreement, the Agreement, the Twenty-Ninth Supplemental Mortgage Indenture and the Refunding Agreement, and the consummation of the transactions therein contemplated will not, conflict with or constitute a breach of, or default under, (except for such conflicts, breaches, and defaults that would not have a material adverse effect on the financial condition or operations of the Company and its subsidiary taken as a whole and that would not affect the validity of the Bond Purchase Agreement, the Agreement, the Twenty-Ninth Supplemental Mortgage Indenture, the 1994 First Mortgage Bonds and the Refunding Agreement), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or PEI pursuant to any Filed Documents to which the Company or PEI is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or PEI is subject, other than the Mortgage. The issuance of the 1994 First Mortgage Bonds and the Bonds (by the Issuer) does not violate the provisions of the Articles of Incorporation or By-Laws of the Company or PEI. To our knowledge after due inquiry, the issuance of the 1994 First Mortgage Bonds does not violate any law, published rule, regulation administered or order issued by any Regulatory Authority or any Filed Documents.

          (xi) Except for such exceptions to the following as do not or will not, individually or in the aggregate, have a material adverse effect on the business, financial
(or other) conditions, results of operations or prospects of the Company, (a) the Company has such Permits from any Regulatory Authority as are necessary to own its properties and to conduct its business in the manner now being conducted and as described in the Preliminary Official
Statement and the Official Statement, (b) to our knowledge after due inquiry the Company has fulfilled and performed all of its obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any such Permit, and (c) the Company has not received any notice of proceedings relating to the revocation or modification of any such Permit. To our knowledge after due inquiry, there is no proceeding pending or threatened to be brought before the PPUC against the Company that may cause any Permit material to the operations of the Company to be revoked, withdrawn, canceled, suspended or not renewed. To our knowledge after due inquiry, the Company is in substantial compliance with the provisions of the Pennsylvania Public Utility Code, 66 Pa.C.S.A. subsection 101 et seq., and the rules and regulations of the PPUC thereunder and any applicable orders of the PPUC and with all federal and state drinking water statutes and regulations.

          (xii) To our knowledge after due inquiry, except as described or referred to in the Preliminary Official
Statement and the Official Statement, there is no action, suit or proceeding before or by any court or Regulatory
Authority, now pending or threatened, against or affecting the Company which might (i) result in any material adverse change in the condition, financial or otherwise, earnings, affairs or business prospects of the Company, (ii) materially and adversely affect the properties or assets of the Company, or (iii) materially and adversely affect the issuance of the 1994 First Mortgage Bonds.

          (xiii) Statements in Appendix A of the Preliminary Official Statement and the Official Statement, to the extent such statements describe regulation by, or action of, the Regulatory Authorities, or laws administered by any of them, constitute a fair and accurate summary of the legal matters, terms, documents, proceedings or circumstances referred to therein, and present or summarize fairly in all material respects the information disclosed therein.

          (xiv) The Company is not subject to the Natural
Gas Act, 15 U.S.C. subsection 717 et seq.

     Where an opinion set forth above is qualified, (i) "to our knowledge," it is intended to be limited to the actual knowledge of the attorneys in this Firm who have participated in our representation of the Company in the issuance of the 1994 First Mortgage Bonds, or our representation of the Company before the PPUC and in other regulatory matters, and (ii) "after due inquiry," it consists solely of a review of the subject matter of the opinions so qualified with appropriate officers of the Company and PEI and a review of such documents or agreements as may have been identified by such officers of the Company and PEI as being necessary to be reviewed in connection with the subject matter of such opinions.

     The opinions expressed above in paragraphs (vii) and
(ix) are based upon searches and opinions made by other or prior counsel, and in our opinion such counsel are, or in the case of prior opinions were, competent and qualified and such opinions are satisfactory in scope and form and may be relied upon.

     The foregoing opinions are limited to the laws of the United States and the Commonwealth of Pennsylvania.

     In addition to the matters set forth above, this is to confirm that, although we have not independently verified and are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Official Statement and the Official Statement (except in respect of the matters covered by paragraph (xiii)) nothing has come to our attention during the course of our representation of the Company in connection with matters relating to the Preliminary Official Statement and the Official Statement and our general representation of the Company in regulatory matters that causes us to believe that the Preliminary Official Statement and the Official Statement (except as to the financial statements, schedules and other financial information contained or incorporated by reference therein or omitted therefrom as to which we express no view) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     The opinions and beliefs expressed herein are for your sole benefit, and may only be relied on by you. With respect to the first sentence of paragraph (x) of the foregoing opinion, as it applies to certain financial covenants, we have only relied upon a certificate of John F. Kell, Jr., Vice President of Finance of the Company and PEI, relating to such financial covenants and have not undertaken any investigation and do not express any opinion as to the calculations required by such financial covenants. We hereby consent to Hughes Hubbard & Reed relying on this opinion as to the matters of Pennsylvania law in giving its opinion to you on the date hereof with respect to matters covered by this opinion.


                              Very truly yours,



                              LeBoeuf, Lamb, Greene & MacRae




     EXHIBIT E

                                   FORM OF OPINION OF HUGHES
HUBBARD & REED



                                   [Date of Closing]




Ladies and Gentlemen:

     We have acted as special counsel to Pennsylvania Gas and Water Company, a Pennsylvania corporation (the "Company"), in connection with the issuance and sale by the Luzerne County Industrial Development Authority (the "Authority") of $30,000,000 aggregate principal amount of its Exempt Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water Company Project) (the "Bonds"). The Bonds are being sold to underwriters (the "Underwriters") pursuant to the Bond Purchase Agreement dated November 1, 1994 (the "Bond Purchase Agreement") among the Company, the Authority and the Underwriters.

     This opinion is being furnished to you at the request of the Company pursuant to paragraph (9) of Section 6(c) of the Bond Purchase Agreement. Except as otherwise indicated herein, capitalized terms used in this Opinion Letter are defined as set forth in the Bond Purchase Agreement or the Accord (see below).

     This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord
(the "Accord") of the ABA Section of Business Law (1991).
As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith.

          The law covered by the opinion set forth below is limited to (a) the Public Utility Holding Company Act of
1935, as amended (the "PUHCA"), and the rules and regulations under such statute, and (b) the Laws of the State of New York.

     In our capacity as special counsel, we have participated with other counsel in the preparation of (i) the Preliminary Official Statement dated October 19, 1994 (the "Preliminary Official Statement") relating to the Bonds and (ii) the Official Statement. We have also represented the Company or PEI (as defined below) in connection with, or are otherwise generally familiar with, the agreements or instruments listed on Annex A to this opinion (the "Covered Agreements").

     In rendering the opinion set forth below, we also have examined such certificates of public officials, corporate records and documents and other instruments, and have made such other investigations as we have deemed necessary in connection with the opinion hereinafter set forth. As to certain issues of fact material to this opinion, we have relied upon certificates of officers of the Company and upon the representations of the Company contained in the Bond Purchase Agreement.

     We have assumed that the documents we have reviewed in connection with this opinion which purport to have been executed by parties other than the Company or Pennsylvania
Enterprises, Inc., a Pennsylvania corporation, which is the Company's parent ("PEI"), or the directors and officers of the Company or PEI, have been duly executed by such parties and that such parties had all requisite power to enter into and perform all obligations thereunder, that execution and delivery thereof has been duly authorized by all requisite action and that such documents are valid and binding upon such parties.

     We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures thereon, and the legal capacity of natural persons executing such documents and the conformity to originals of all documents submitted to us as copies.

     Based upon the foregoing, we are of the opinion that:

          (i) The terms of the 1994 First Mortgage Bonds and the Mortgage conform, in all material respects, to the description thereof contained in the Preliminary Official
Statement and the Official Statement.

          (ii) To the Opinion Giver's Actual Knowledge, the execution and delivery of the Bond Purchase Agreement, the Agreement, the Refunding Agreement and the Twenty-Ninth Supplemental Mortgage Indenture, and the issuance and sale of the 1994 First Mortgage Bonds, do not constitute a default under any of the Covered Agreements, except for such defaults that would not have a material adverse effect on the financial condition or operations of the Company and its subsidiary taken as a whole and that would not affect the validity of the 1994 First Mortgage Bonds.

          (iii) PEI is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935 ("PUHCA"), but is exempt, pursuant to Section 3(a) of PUHCA, from all the provisions of PUHCA (except Section 9(a)(2) thereof) and the rules and regulations thereunder, assuming that, (A) no person, except PEI, directly or indirectly owns, controls or holds with power to vote 10% or more of the voting securities (as defined in PUHCA) of the Company, and (B) no person, directly or indirectly, owns, controls or holds with power to vote 10% or more of the voting securities (as defined in the PUHCA) of PEI.

     With respect to paragraph (ii) of the foregoing opinion as it applies to certain financial covenants, we have relied only upon a certificate of John F. Kell, Jr., Vice President of Finance of the Company and PEI, relating to such financial covenants and have not undertaken any investigation and do not express any opinion as to the calculations required by such financial covenants.

     The opinion and beliefs expressed herein are for the sole benefit of the Underwriters in connection with the transactions referred to in the Bond Purchase Agreement and may not be relied upon for any other purpose.

                                   Very truly yours,



                                   HUGHES HUBBARD & REED

     HUGHES HUBBARD & REED
         OPINION RIDER    _

     [Date of Closing]

[Addressees]

Ladies and Gentlemen:

     This letter is being delivered to you pursuant to paragraph (9) of Section 6(c) of the Bond Purchase
Agreement, dated November 1, 1994 (the "Bond Purchase
Agreement") among Pennsylvania Gas and Water Company,
Luzerne County Industrial Development Authority and Wheat
First Butcher Singer, on behalf of itself and Legg Mason
Wood Walker, Incorporated. All capitalized terms not otherwise defined herein shall have the same meaning as in the Bond Purchase Agreement.

     In connection with the issuance of the Bonds, as special counsel for the Company, we have assumed the truth of information furnished to us and have not independently verified and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Official Statement or the Official Statement except for and to the extent set forth in paragraph (i) of our opinion to you of even date herewith. We have participated in conferences with representatives of the Company, other counsel for the Company, the independent public accountants for the Company, your counsel and your representatives, and bond counsel, at which conferences the contents of the Preliminary Official Statement and the Official Statement were discussed. Our examination of the Preliminary Official Statement and the Official Statement and our participation in such conferences have not led us to believe that, as of their respective dates, the Preliminary Official Statement or the Official Statement (except we express no view as to (x) the financial statements and schedules and exhibits and other financial or statistical data contained therein or omitted therefrom, (y) documents incorporated therein by reference including but not limited to the documents specified under the heading "Incorporation of Certain Documents by Reference" in Appendix A to the Preliminary Official Statement and the Official Statement and (z) information relating to the Issuer, AMBAC or the Underwriters or information contained under the headings "Book-Entry Only System", "Municipal Bond Insurance" or "Tax Exemption" or in Appendix D or Appendix E to the Preliminary Official Statement and the Official Statement) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     We call your attention to the fact that we are not admitted to practice in the Commonwealth of Pennsylvania and we do not have a regulated utility practice. Further, we have not advised PEI, the Company or its subsidiary with respect to their business operations, including federal and state regulation of their gas and water businesses (other than the Public Utility Holding Company Act of 1935), litigation and agreements (other than the Agreements listed on Annex A hereto).

          This letter is furnished by us solely for the benefit of the Underwriters in connection with the transactions referred to in the Bond Purchase Agreement and may not be relied upon for any other purpose without our prior written consent in each instance.

                                   Very truly yours,


                                   HUGHES HUBBARD & REED
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